MUNICIPAL INCOME OPPORTUNITIES TRUST         Two World Trade Center, New York,
                                              New York  10048

LETTER TO THE SHAREHOLDERS May 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report of Municipal Income Opportunities Trust (OIA) for the fiscal year ended May 31, 1998.

The deflationary impact of the Asian financial crisis has begun to temper U.S. economic growth. Although employment conditions in the United States strengthened and unemployment declined to its lowest level since 1970, inflation remained subdued. This was primarily the result of improved productivity, lower oil costs and cheaper imports.

Foreign currency turmoil strengthened the value of the U.S. dollar and spurred demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries with yields declining to a range not seen in over 20 years. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal yields declined 45 basis points, from 5.65 percent to 5.20 percent between May 1997 and May 1998. Over the



                                BOND YIELDS 1994-1998
                                                           Insured Municipal
               30-Year                30-Year               Revenue Yields
          Insured Municipal        U.S. Treasury           as Percentage of
                Yields                 Yields            U.S. Treasury Yields

Dec '93          5.4%                   6.34%                   85.17%
                 5.4                    6.24                    86.54%
                 5.8                    6.66                    87.09%
                 6.4                    7.09                    90.27%
                 6.35                   7.32                    86.75%
                 6.25                   7.43                    84.12%
Jun '94          6.5                    7.61                    85.41%
                 6.25                   7.39                    84.57%
                 6.3                    7.45                    84.56%
                 6.55                   7.81                    83.87%
                 6.75                   7.96                    84.80%
                 7                      8                       87.50%
Dec '94          6.75                   7.88                    85.66%
                 6.4                    7.7                     83.12%
                 6.15                   7.44                    82.66%
                 6.15                   7.43                    82.77%
                 6.2                    7.34                    84.47%
                 5.8                    6.66                    87.09%
Jun '95          6.1                    6.62                    92.15%
                 6.1                    6.86                    88.92%
                 6                      6.66                    90.08%
                 5.95                   6.48                    91.82%
                 5.75                   6.33                    90.84%
                 5.5                    6.14                    89.56%
Dec '95          5.35                   5.94                    90.07%
                 5.4                    6.03                    89.55%
                 5.8                    6.46                    86.69%
                 5.85                   6.66                    87.84%
                 5.95                   6.89                    86.36%
                 6.05                   6.99                    86.55%
Jun '96          5.9                    6.89                    85.63%
                 5.85                   6.97                    83.93%
                 5.9                    7.11                    82.98%
                 5.7                    6.93                    82.25%
                 5.65                   6.64                    85.09%
                 5.5                    6.35                    86.61%
Dec '96          5.6                    6.63                    84.46%
                 5.7                    6.79                    83.95%
                 5.65                   6.8                     83.08%
                 5.9                    7.1                     83.10%
                 5.75                   6.94                    82.85%
                 5.65                   6.91                    81.77%
Jun '97          5.6                    6.78                    82.60%
                 5.3                    6.3                     84.00%
                 5.5                    6.61                    83.00%
                 5.4                    6.4                     84.40%
                 5.35                   6.15                    86.90%
                 5.3                    6.05                    87.60%
Dec '97          5.15                   5.92                    86.90%
Jan '98          5.15                   5.8                     88.80%
Feb '98          5.2                    5.92                    87.80%
Mar '98          5.25                   5.93                    88.50%
Apr '98          5.35                   5.95                    89.90%

Source:  Municipal Market Data

MUNICIPAL INCOME OPPORTUNITIES TRUST
same time period the yield on one-year notes fell only 15 basis points, from
3.90 percent to 3.75 percent. Thus, the yield pickup or spread for extending maturities from 1 to 30 years narrowed to 145 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, U.S. Treasury borrowing needs have declined with the reduction in the budget deficit. Under these conditions the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved during this period, from 82 percent of Treasuries in May 1997 to almost 90 percent a year later. A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.

Total municipal volume increased 20 percent in 1997 and totaled $220 billion last year. Half the underwritings were enhanced with bond insurance. Refundings represented one-quarter of total new issues. For the year-to-date, underwriting is up 60 percent with refunding issues comprising nearly one-third of total issuance.

PERFORMANCE

During the fiscal year ended May 31, 1998, the Fund's net asset value (NAV) improved from $8.47 to $8.80 per share. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.58 per share, the Fund's total NAV return was 10.67 percent. OIA's price on the New York Stock Exchange (NYSE) slipped from $8.75 to $8.6875 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Fund's total market return was 5.87 percent. On May 31, 1998, OIA's market price was trading at a 1.3 percent discount (lower than) to NAV.

Monthly dividends for the second quarter were declared in March and remained unchanged at $0.0475 per share. The level of undistributed net investment income increased from $0.14 per share to $0.16 per share during the fiscal year.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO STRUCTURE

On May 31, 1998, OIA's investments were diversified among 13 long-term sectors and 57 credits. As illustrated in the accompanying chart, the distribution of call dates produced 8 years of weighted average call protection. The Fund's weighted average maturity was 18 years. Non-rated securities comprised more than 55 percent of the Fund's net assets. All the issues in the portfolio are currently accruing interest. However, four credits, representing 12 percent of net assets were accruing income, but may face difficulties meeting future debt-service payments.

LARGEST SECTORS AS OF MAY 31, 1998
(% OF NET ASSETS)

IDR/PCR*                  24%
NURSING & HEALTH          20%
ALL OTHERS                17%
MORTGAGE                  15%
TRANSPORTATION             9%
HOSPITAL                   8%
RETIREMENT & LIFE CARE     7%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CALL STRUCTURE AS OF MAY 31, 1998                          WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                        CALL PROTECTION: 8 YEARS
PERCENT CALLABLE

YEARS BONDS CALLABLE
1998                   2%
1999                   9%
2000                   5%
2001                   4%
2002                   3%
2003                  10%
2004                   6%
2005                  12%
2007                   7%
2008                  10%
2009+                 22%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

MUNICIPAL INCOME OPPORTUNITIES TRUST

LOOKING AHEAD

The economic fundamentals remain in place for another year of solid economic growth in the United States. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. Furthermore, the Asian crisis seems likely to continue to moderate inflationary pressures and provide a favorable outlook for municipal bonds. However, if labor costs accelerate it is still possible that the Federal Reserve Board may tighten monetary policy.

We appreciate your ongoing support of Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 18, 1997, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................  16,703,413
Withheld....................................................     447,627

Dr. Manuel H. Johnson
For.........................................................  16,708,053
Withheld....................................................     442,987

John L. Schroeder
For.........................................................  16,705,696
Withheld....................................................     445,344

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
  E. Nugent and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP) AS INDEPENDENT ACCOUNTANTS:

For.........................................................  16,638,951
Against.....................................................     111,527
Abstain.....................................................     400,562

MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS May 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (95.8%)
            General Obligation (1.1%)
$  2,000    New York City, New York, 1994 Ser D.........................   5.75%   08/15/10    $ 2,101,440
--------                                                                                       -----------

            Educational Facilities Revenue (1.5%)
   1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50    05/01/11      1,712,640
   1,000    New York State Dormitory Authority, State University Refg
             1993 Ser A.................................................   5.25    05/15/15      1,031,810
--------                                                                                       -----------
   2,600                                                                                         2,744,450
--------                                                                                       -----------

            Electric Revenue (2.6%)
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA)**.....................................................   5.00    07/01/21      4,853,150
--------                                                                                       -----------

            Hospital Revenue (7.8%)
   1,000    Kentucky Economic Development Finance Authority, Appalachian
            Regional Healthcare Inc Refg & Impr Ser 1997................   5.875   10/01/22      1,025,220
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14      2,193,020
   3,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22      3,283,590
   2,000    Reno, Nevada, St Mary's Regional Medical Center 1998 Ser A
             (MBIA).....................................................   5.00    05/15/21      1,936,280
   1,250    New Hampshire Higher Educational & Health Facilities
             Authority, Littleton Hospital Assn Ser 1998 A..............   6.00    05/01/28      1,258,925
   3,000    Metropolitan Government of Nashville & Davidson County,
             Health & Educational Facilities Board, Tennessee, Baptist
             Hospital Ser 1998 A (MBIA).................................   4.875   11/01/28      2,842,950
   1,820    Buena Vista Industrial Development Authority, Virginia,
             Stonewall Jackson Hospital Ser 1987........................   8.375   11/01/14      1,860,459
--------                                                                                       -----------
  14,070                                                                                        14,400,444
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (23.9%)
     480    Metropolitan Washington Airports Authority, District of
             Columbia, CaterAir International Corp Ser 1991 (AMT)++.....  10.125   09/01/11        499,656
   1,525    Illinois Development Finance Authority, Custom Tapes Inc
             Refg Ser 1989..............................................  10.50    05/01/19      1,547,478
   1,500    Iowa Finance Authority, ISPCO Inc Ser 1997 (AMT)............   6.00    06/01/27      1,568,955
   3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08      3,116,970
   3,740    Detroit Economic Development Corporation, Michigan, North
             Industrial Park LP Ser 1989................................  11.375   02/15/14      3,924,831
   1,394    Michigan Strategic Fund, Kasle Steel Corp Ser 1989 (AMT)....   9.375   10/01/06      1,444,802
   3,600    Cleveland, Ohio, Continental Airlines Inc Ser 1990 (AMT)....   9.00    12/01/19      3,880,008
   2,000    Dayton, Ohio, Emery Air Freight Corp Ser 1998 A (WI)........   5.625   02/01/18      2,013,320
     960    Zanesville-Muskingum County Port Authority, Ohio, Anchor
             Glass Container Corp Ser 1989 B (AMT)......................  10.25    12/01/08        971,453

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995 -B..   7.75%   05/01/20    $ 2,321,800
   2,890    East Hempfield Township Industrial Development Authority,
             Pennsylvania, Herley Microwave System Inc Ser 1989 A.......  10.40    06/01/04      3,005,369
   4,000    Pennsylvania Economic Development Authority, McMillan
             Bloedel Ltd Ser 1995 (AMT).................................   7.60    12/01/20      4,478,960
            Lexington County, South Carolina,
   2,220     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02      2,265,754
   4,250     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08      4,391,057
            Pittsylvania County Industrial Development Authority,
             Virginia,
   4,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.45    01/01/09      4,974,210
   1,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.50    01/01/14      1,659,510
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25      2,238,440
--------                                                                                       -----------
  41,559                                                                                        44,302,573
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (3.6%)
            Washington County Housing & Redevelopment Authority,
             Minnesota,
   3,885     Courtly Park Ser 1989 A....................................   9.75    06/15/19      2,331,000
   1,165     Courtly Park Ser 1989 A (AMT)..............................  10.25    06/15/19        699,000
  24,080     Courtly Park Ser 1989 B....................................   0.00    06/15/19        240,800
   8,678     Courtly Park Ser 1989 B (AMT)..............................   0.00    06/15/19         86,779
            White Bear Lake, Minnesota,
   3,715     White Bear Woods Apts Phase II Refg 1989 Ser A.............   9.75    06/15/19      3,157,750
  21,839     White Bear Woods Apts Phase II Refg 1989 Ser B.............   0.00    06/15/19        218,389
--------                                                                                       -----------
  63,362                                                                                         6,733,718
--------                                                                                       -----------

            Mortgage Revenue - Single Family (11.6%)
   3,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA)**.....   6.00    06/01/27      3,150,420
  13,129    San Francisco, California, Ser 1982.........................   0.00    10/01/14      2,317,994
     270    Broward County Housing Finance Authority, Florida, Home Ser
             1989 A.....................................................  10.00    10/01/03        270,464
            New Hampshire Housing Finance Authority,
  50,875    Residential 1983 Ser B......................................   0.00    01/01/15      9,126,975
   2,000     1997 Ser D (AMT)...........................................   5.90    07/01/28      2,081,700
   2,000    Ohio Housing Finance Agency, Residential 1996 Ser B -2
             (AMT)......................................................   6.10    09/01/28      2,107,880
   2,260    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/22      2,371,056
--------                                                                                       -----------
  73,534                                                                                        21,426,489
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (19.9%)
            Escambia County, Florida,
   7,990     Pensacola Care Development Centers Ser 1989................  10.25    07/01/11      7,774,829
   1,830     Pensacola Care Development Centers Ser 1989 A..............  10.25    07/01/11      1,780,718

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,445    Winchester, Indiana, Hoosier Care II Inc Ser 1990...........  10.375%  06/01/20    $ 1,555,340
   2,485    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser 1990..  10.25    01/01/20      2,672,543
   1,600    Westside Habilitation Center, Louisiana, Intermediate Care
              Facility for the Mentally Retarded Refg Ser 1993..........   8.375   10/01/13      1,798,368
   3,335    Massachusetts Industrial Finance Agency, Vinfen Corp Ser
              1993......................................................   7.10    11/15/18      3,693,279
            New Jersey Economic Development Authority,
   1,500      Fellowship Village Project Refg Ser 1998 A................   5.50    01/01/25      1,482,360
   1,000      Franciscan Oaks Project Ser 1997..........................   5.70    10/01/17      1,009,870
            McCurtain County, Oklahoma,
     835      Heartway Corp Ser 1997 B#.................................   0.00    03/01/19        560,285
   4,950      Heartway Corp Ser 1997 A..................................   9.50    03/01/19      5,433,615
   3,725    Allegheny County Hospital Development Authority,
             Pennsylvania, Allegheny Valley School Ser 1990.............   8.50    02/01/15      3,945,110
            Kirbyville Health Facilities Development Authority, Texas,
     642      Heartway III Corp Ser 1988 B##............................   0.00    03/20/04        511,552
   4,052      Heartway III Corp Ser 1988 A..............................  10.00    03/20/18      4,704,434
--------                                                                                       -----------
  35,389                                                                                        36,922,303
--------                                                                                       -----------

            Retirement & Life Care Facilities Revenue (7.4%)
            Connecticut Development Authority,
   2,950      Seabury Life Care Ser 1991................................  10.00    09/01/04      3,299,634
     600      Seabury Life Care Ser 1996................................   8.75    09/01/06        650,154
   1,000      Seabury Life Care Ser 1991................................  10.00    09/01/16      1,118,520
   5,631    Ann Arbor Economic Development Corporation, Michigan,
              Glacier Hills Inc Ser 1989................................   8.375   01/15/19      6,495,922
   2,000    Glen Cove Housing Authority, New York, The Mayfair at Glen
              Cove Ser 1996 (AMT).......................................   8.25    10/01/26      2,233,380
--------                                                                                       -----------
  12,181                                                                                        13,797,610
--------                                                                                       -----------

            Tax Allocation Revenue (4.4%)
   1,095    Bridgeview, Illinois, Ser 1995..............................   9.00    01/01/11      1,275,084
            Crestwood, Illinois,
   3,000      Refg Ser 1994.............................................   7.00    12/01/04      3,247,020
   3,350      Refg Ser 1994.............................................   7.25    12/01/08      3,607,146
--------                                                                                       -----------
   7,445                                                                                         8,129,250
--------                                                                                       -----------

            Transportation Facilities Revenue (8.5%)
   2,000    Foothills/Eastern Transportation Corridor Agency,
              California, Toll Road Sr Lien Ser 1995 A..................   0.00    01/01/13      1,556,760
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
              (MBIA)....................................................   0.00    09/01/15      3,103,200

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85%   10/01/13    $ 2,179,260
   3,000    Massachusetts Turnpike Authority, Metropolitan Highway
             System 1997 Ser A (MBIA)...................................   5.00    01/01/37      2,890,740
   1,700    Bi-State Development Agency of the Missouri-Illinois
             Metropolitan District, Arch Parking Refg Ser 1997..........   5.875   12/01/12      1,807,491
   4,000    Ohio Turnpike Commission, 1996 Ser A (MBIA)**...............   5.50    02/15/26      4,130,280
--------                                                                                      ------------
  20,200                                                                                        15,667,731
--------                                                                                      ------------

            Water & Sewer Revenue (0.6%)
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, First Lien
--------     1998 Ser B (FGIC)..........................................   0.00    09/01/30      1,109,400
                                                                                              ------------

            Other Revenue (2.3%)
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (a).....................................   6.40    09/01/11      1,128,231
   1,000     Special 1997 Ser B (a).....................................   5.75    09/01/27      1,013,970
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr #9A Ser 1996 A........................   7.30    08/01/27      2,191,820
--------                                                                                      ------------
   4,010                                                                                         4,334,021
--------                                                                                      ------------
            Refunded (0.6%)
     960    Illinois Health Facilities Authority, Hinsdale Hospital Ser
             1990 C (ETM)...............................................   9.50    11/15/19      1,121,818
--------                                                                                      ------------

 288,310    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $176,768,536)................    177,644,397
--------                                                                                      ------------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (2.7%)
   1,000    Idaho Health Facilities Authority, St. Luke's Regional
             Medical Center Ser 1995 (Demand 06/01/98)..................   3.95*   05/01/22      1,000,000
   2,000    Dayton, Ohio, Emery Air Freight Corp Ser 1988 A.............  12.50    10/01/98++    2,097,680
   2,000    Harris County Industrial Development Corporation, Texas,
             Exxon Corp Ser 1984 B (Demand 06/01/98)....................   3.95*   03/01/24      2,000,000
--------                                                                                      ------------

   5,000    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $5,000,629)....................................................................     5,097,680
--------                                                                                      ------------

$293,310    TOTAL INVESTMENTS (Identified Cost $181,769,165)(b)....................    98.5%   182,742,077
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.5      2,753,461
                                                                                      -----   ------------

            NET ASSETS..............................................................  100.0%  $185,495,538
                                                                                      =====   ============


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    ++      Joint exemption in District of Columbia and Virginia.
    ++      Refunded to call date shown by forward delivery contract.
    *       Current coupon of variable rate demand obligation.
    **      Some of these securities are segregated in connection with the purchase of "when-issued" securities.
    #       Currently a zero coupon bond; will convert to 10.00% on
            09/01/99.
    ##      Currently a zero coupon bond; will convert to 6.00% on
            09/20/99.
   (a)      Resale is restricted to qualified institutional investors.
   (b)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $10,265,737 and the aggregate gross
            unrealized depreciation is $9,292,825, resulting in net
            unrealized appreciation of $972,912.

Bond Insurance:
---------------
  AMBAC     AMBAC Indemnity Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                  May 31, 1998

Alaska...................     1.7%
California...............     3.0
Colorado.................     1.7
Connecticut..............     3.9
District of Columbia.....     0.3
Florida..................     7.7
Idaho....................     0.5
Illinois.................     5.8
Indiana..................     0.8
Iowa.....................     0.9
Kentucky.................     2.0
Louisiana................     1.0
Massachusetts............     8.2
Michigan.................     6.4
Minnesota................     3.6
Missouri.................     1.0
Nevada...................     1.1
New Hampshire............     6.7
New Jersey...............     1.3
New York.................     2.9
Ohio.....................     8.2
Oklahoma.................     3.2
Pennsylvania.............     8.0
South Carolina...........     3.6
Tennessee................     1.5
Texas....................     3.9
Utah.....................     2.6
Virginia.................     6.1
West Virginia............     1.2
Joint Exemption*.........    (0.3)
                             ----

Total....................    98.5%
                             ====

---------------------
* Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998

ASSETS:
Investments in securities, at value
 (identified cost $181,769,165)............................. $182,742,077
Cash........................................................      119,239
Receivable for:
    Interest................................................    4,102,117
    Investments sold........................................      799,441
Prepaid expenses and other assets...........................       22,680
                                                             ------------

    TOTAL ASSETS............................................  187,785,554
                                                             ------------

LIABILITIES:
Payable for:
    Investment purchased....................................    2,000,000
    Investment advisory fee.................................       93,715
    Administration fee......................................       56,229
Accrued expenses and other payables.........................      140,072
                                                             ------------

    TOTAL LIABILITIES.......................................    2,290,016
                                                             ------------

    NET ASSETS.............................................. $185,495,538
                                                             ============

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $199,765,973
Net unrealized appreciation.................................      972,912
Accumulated undistributed net investment income.............    3,468,516
Accumulated net realized loss...............................  (18,711,863)
                                                             ------------

    NET ASSETS.............................................. $185,495,538
                                                             ============

NET ASSET VALUE PER SHARE,
 21,089,872 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $8.80
                                                             ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS
For the year ended May 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME............................................. $14,649,010
                                                             -----------

EXPENSES
Investment advisory fee.....................................     913,726
Administration fee..........................................     548,236
Professional fees...........................................     248,086
Transfer agent fees and expenses............................      72,567
Shareholder reports and notices.............................      44,300
Registration fees...........................................      32,561
Trustees' fees and expenses.................................      13,154
Custodian fees..............................................       8,971
Other.......................................................      17,599
                                                             -----------

    TOTAL EXPENSES..........................................   1,899,200

Less: expense offset........................................      (8,879)
                                                             -----------

    NET EXPENSES............................................   1,890,321
                                                             -----------

    NET INVESTMENT INCOME...................................  12,758,689
                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................  (1,687,435)
Net change in unrealized depreciation.......................   8,056,252
                                                             -----------

    NET GAIN................................................   6,368,817
                                                             -----------

NET INCREASE................................................ $19,127,506
                                                             ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED
                                                         MAY 31, 1998   MAY 31, 1997
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................  $12,758,689    $13,192,585
Net realized gain (loss)...............................   (1,687,435)       883,533
Net change in unrealized depreciation..................    8,056,252      2,410,485
                                                        ------------    -----------

    NET INCREASE.......................................   19,127,506     16,486,603

Dividends from net investment income...................  (12,231,856)   (13,180,877)
                                                        ------------    -----------

    NET INCREASE.......................................    6,895,650      3,305,726

NET ASSETS:
Beginning of period....................................  178,599,888    175,294,162
                                                        ------------    -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $3,468,516 and $2,960,456, respectively)........... $185,495,538   $178,599,888
                                                        ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

Effective June 22, 1998, the following entities have changed their name:

            OLD NAME                                                    NEW NAME
---------------------------------                   ------------------------------------------------
Dean Witter InterCapital Inc.                       Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Services Company Inc.                   Morgan Stanley Dean Witter Services Company Inc.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

MUNICIPAL INCOME OPPORTUNITIES TRUST

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Adviser"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the

MUNICIPAL INCOME OPPORTUNITIES TRUST

Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $36,219,013 and $35,291,655, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At May 31 1998 the Fund had transfer agent fees and expenses payable of approximately $2,939.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,772. At May 31, 1998, the Fund had an accrued pension liability of $48,591 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1996 and 1997..............................  21,089,872   $210,898    $199,543,466
Reclassification due to permanent book/tax differences......          --         --          11,609
                                                              ----------   --------    ------------
Balance, May 31, 1998.......................................  21,089,872   $210,898    $199,555,075
                                                              ==========   ========    ============

6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $17,732,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

    AMOUNT IN THOUSANDS
---------------------------
2002   2003     2004   2005
----  -------  ------  ----
$610  $11,179  $5,243  $700
====  =======  ======  ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to

MUNICIPAL INCOME OPPORTUNITIES TRUST
defer net capital losses of approximately $980,000 during fiscal 1998. As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

 DECLARATION     AMOUNT          RECORD             PAYABLE
     DATE       PER SHARE         DATE                DATE
--------------  ---------   -----------------  ------------------
March 24, 1998   $0.0475      June 5, 1998       June 19, 1998
June 30, 1998    $0.0475      July 10, 1998      July 24, 1998
June 30, 1998    $0.0475     August 7, 1998     August 21, 1998
June 30, 1998    $0.0475    September 4, 1998  September 18, 1998

MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED MAY 31*
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period....................  $   8.47   $   8.31   $   8.53   $   8.47   $   8.58
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.60       0.63       0.69       0.68       0.67
Net realized and unrealized gain (loss).....................      0.31       0.16      (0.26)      0.01      (0.15)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.91       0.79       0.43       0.69       0.52
                                                              --------   --------   --------   --------   --------
Less dividends from net investment income...................     (0.58)     (0.63)     (0.65)     (0.63)     (0.63)
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $   8.80   $   8.47   $   8.31   $   8.53   $   8.47
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................    $8.688      $8.75     $8.875      $8.25     $8.125
                                                              ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+....................................      5.87%      5.82%     15.95%      9.81%      6.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.04%      1.08%      0.97%      1.04%      1.22%
Net investment income.......................................      6.98%      7.44%      8.24%      8.10%      7.80%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $185,496   $178,600   $175,294   $179,843   $181,745
Portfolio turnover rate.....................................        20%        19%         8%         5%        16%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME OPPORTUNITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Opportunities Trust (the "Fund") at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and a broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 6, 1998
      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended May 31, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                           MUNICIPAL
John R. Haire                                           INCOME
Wayne E. Hedien                                         OPPORTUNITIES
Dr. Manuel H. Johnson                                   TRUST
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048





                                                        Annual Report
                                                        May 31, 1998